UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

PACIFIC HEALTH CARE ORGANIZATION, INC.
(Exact name of registrant as specified in its charter)

Utah	000-50009	87-0285238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19800 MacArthur Boulevard, Suites 306 & 307 Irvine, California
(Address of principal executive offices)

92612
(Zip code)

(949) 721-8272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On November 4, 2024, Pacific Health Care Organization, Inc. (the “Company”) dismissed GreenGrowth CPAs Inc. (“GreenGrowth”) as its independent registered public accounting firm. The Board of Directors approved the dismissal of GreenGrowth.

GreenGrowth was engaged by the Company on December 20, 2023. GreenGrowth audited the Company’s consolidated financial statements for the most recent fiscal year ended December 31, 2023, and reviewed the Company’s interim financial statements as of March 31, 2024, June 30, 2024, and September 30, 2024. The report of GreenGrowth on the Company’s financial statements for the fiscal year ended December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During GreenGrowth’s engagement, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and GreenGrowth on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth, would have caused GreenGrowth to make reference to the subject matter of the disagreements in connection with its reports on financial statements of the Company for such periods. During these same periods, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act).

The Company provided GreenGrowth with a copy of the above statements prior to filing this report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) and requested that GreenGrowth furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of GreenGrowth’s letter, dated November 6, 2024, is attached as Exhibit 16.1 to this report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

The Company has engaged Boulay PLLP (“Boulay”) as the independent registered public accounting firm for the Company, effective November 5, 2024. The Board of Directors of the Company approved the engagement of Boulay.

During the Company’s two most recent fiscal years (ended December 31, 2023 and December 31, 2022) and the subsequent interim period prior to the engagement of Boulay, neither the Company, nor anyone on the Company’s behalf consulted with Boulay regarding either: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Boulay concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from GreenGrowth CPAs
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC HEALTH CARE ORGANIZATION, INC.

Date: November 7, 2024	By:	/s/Tom Kubota
Tom Kubota
Chief Executive Officer